UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 8, 2018

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

000-55182	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
4521 Sharon Road, Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)
(704) 448-5240
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2018, the Board of Directors (the “Board”) of RumbleOn, Inc. (the “Company”) appointed Joseph Reece a director of the Company effective immediately. Mr. Reece was also appointed a member of the Compensation Committee and the Nominating and Corporate Governance Committee effective immediately.

Mr. Reece, 57, has more than 30 years of experience advising public and private corporations, boards, financial sponsors and institutional investors on strategy, financing, and mergers and acquisitions in the consumer and retail, technology, media, financial services and industrial sectors. Mr. Reece is the Founder and Chief Executive Officer of Helena Advisors, LLC, a Merchant Bank based in Los Angeles founded in 2015, where in addition to principal investing, he provides CEO level counseling focused on long-term value creation. He was Head of the Investment Bank for the Americas for UBS Securities from October 2017 to May 2018. Prior to that, he spent 18 years with Credit Suisse where he provided investment banking, capital market advisory services, and merger and acquisition advice across a broad range of industries. He held a number of senior management positions across the Investment Bank, including the Global Head of ECM, the Global Head of the Industrials Group and sat on both the Global Equities Management Committee and the Investment Banking Management Committee. Mr. Reece began his career at the United States Securities and Exchange Commission as Staff Counsel ultimately rising to become Special Counsel for the SEC’s Division of Corporation Finance and subsequently practiced law with Skadden Arps based in Los Angeles in the Corporate Practice Group. Mr. Reece is a graduate of Georgetown University Law Center and the University of Akron. Mr. Reece currently serves as a member of the board of directors of Georgetown University Law Center, the Foundation of the University of Akron and Chair-ity. In addition to his previous service on the Board of UBS Securities, LLC, Mr. Reece also served on the Boards of CST Brands, Inc. and LSB Industries, Inc. from 2015 to 2017 and was previously a member of the board of directors of the New York Foundation for the Arts and KIPP: NYC.

In connection with Mr. Reece’s appointment, the Compensation Committee of the Company granted Mr. Reece 15,115 restricted stock units pursuant to the Company’s 2017 Stock Incentive Plan, as amended.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

99.1                     Press release, dated October 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: October 11, 2018	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer